UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): MAY 4, 2004


                            STERLING CHEMICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                       000-50132                  76-0502785
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


                           333 CLAY STREET, SUITE 3600
                            HOUSTON, TEXAS 77002-4109
              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:  (713) 650-3700


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

           On May 4, 2004, Sterling Chemicals, Inc., a Delaware corporation (the "Company"), issued a press release announcing that its workers represented by The Texas City Metals Trade Council went on strike at 10:30 a.m. Monday, May 3, 2004. Filed herewith is a copy of such press release.

           Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning the prospects for arriving at a new union contract and the ability to operate the Company's manufacturing facilities during the strike. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K. Investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (c) Exhibits.

       Exhibit number          Description
       --------------          -----------

           99.1                Press release of May 4, 2004




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STERLING CHEMICALS, INC.


                                       By:  /s/ Richard K. Crump
                                          --------------------------------------
                                          Richard K. Crump
                                          President and Chief Executive Officer

Dated:  May 4, 2004




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                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Press release of May 4, 2004






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